UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                  June 1, 2004
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)


                                   VIACOM INC.
               ---------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                         001-09553                             04-2949533
------------------------------     ------------------------        ---------------------------------------
State or other jurisdiction of     (Commission File Number)        (I.R.S. Employer Identification Number)
       incorporation)

                        1515 Broadway, New York, NY 10036
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 258-6000
               ---------------------------------------------------
                    (Registrant's telephone number, including
                                   area code)

Item 5.  Other Events.

On June 1, 2004, the Board of Directors of Viacom Inc. ("Viacom") announced that Tom Freston and Leslie Moonves have been appointed Co-Presidents and Co-Chief Operating Officers of Viacom. Mr. Freston and Mr. Moonves succeed Mel Karmazin, who has resigned. In addition, the Viacom Board of Directors announced a corporate succession plan. Attached hereto as Exhibit 99.1 is a press release issued by Viacom on June 1, 2004, which is incorporated herein by reference.

Also attached hereto (1) as Exhibit 3.1 are Amended and Restated By-laws of Viacom Inc., adopted on June 1, 2004 and (2) as Exhibit 10.1 is an Agreement, dated as of June 1, 2004, by and between Viacom and Mr. Karmazin.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number                     Description of Exhibit

        3.1            Amended and Restated By-laws of Viacom Inc., adopted June
                       1, 2004

        10.1 Agreement, dated as of June 1, 2004, by and between Viacom Inc. and Mel Karmazin

        99.1           Press release issued by Viacom Inc. on June 1, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             VIACOM INC.
                                             (Registrant)



Date:    June 1, 2004                       By:  /s/ Michael D. Fricklas
                                                 -----------------------
                                                 Michael D. Fricklas
                                                 Executive Vice President,
                                                 General Counsel and Secretary

                                  EXHIBIT INDEX


   Exhibit Number                     Description of Exhibit

        3.1            Amended and Restated By-laws of Viacom Inc., adopted June
                       1, 2004

        10.1 Agreement, dated as of June 1, 2004, by and between Viacom Inc. and Mel Karmazin

        99.1           Press release issued by Viacom Inc. on June 1, 2004